UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2004 enherent Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23315	13-3914972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, Connecticut	06095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 687-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02. Results of Operations and Financial Condition.

On November 15, 2004, enherent Corp., a Delaware corporation (“enherent”) announced in a press release its preliminary results for the third quarter ended September 30, 2004. A copy of enherent’s press release is furnished herewith as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits. The following Exhibit has been furnished as a part of this Current Report:

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 15, 2004 (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, enherent has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

enherent Corp.

/s/ James C. Minerly
James C. Minerly
Senior Financial Officer

DATED: November 15, 2004

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 15, 2004 (furnished herewith).